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                                                                    EXHIBIT 23.2
                                                                    ------------

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to First Oak Brook Bancshares, Inc. Amended and Restated 1987 Stock Option Plan of our report dated March 20, 1998, with respect to the consolidated financial statements of First Oak Brook Bancshares, Inc. incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.


                                    /s/ ERNST & YOUNG LLP


Chicago, Illinois
March 24, 1999

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